EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ALL Fuels & Energy Company (the “Company”) on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Dean E. Sukowatey, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 19, 2008.	ALL FUELS & ENERGY COMPANY
By:	/s/ DEAN E. SUKOWATEY
Dean E. Sukowatey, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to ALL Fuels & Energy Company and will be retained by ALL Fuels & Energy Company and furnished to the Securities and Exchange Commission or its staff upon request.